STONEBRIDGE FUNDS TRUST
(the “Trust”)

Supplement dated October 19, 2007
to the Prospectus of the Trust
dated February 28, 2007

This Supplement information replaces and supersedes any contrary information contained in the Trust’s Prospectus.

The following information replaces the information found on pages 13-14 of the Prospectus entitled “Privacy Policy.”

PRIVACY POLICY

You entrust us not only with your hard-earned assets but also with your personal and financial data.  We consider your data to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.  The Adviser and Stonebridge Funds may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Adviser or Stonebridge Funds in connection with an account (such as name, address, and social security number);

•	Information an investor may give the Adviser or Stonebridge Funds orally;

•	Information about the amount investors have invested in an account; and

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

Stonebridge Funds will not release information about you or your accounts unless one of the following conditions is met:

•	We receive your prior written consent;

•	We believe the recipient to be you or your authorized representative; and

•	We are required by law to release information to the recipient.

Stonebridge Funds does not give or sell information about you or your Stonebridge Funds accounts to any other company, individual, or group.

Stonebridge Funds will only use information about you and your accounts to help us better serve your investment needs or to suggest services or educational materials that may be of interest to you.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.  We may also share personal information with companies that we hire to provide us with support services.  When we share personal information with our service providers, we protect that personal information with a strict confidentiality agreement.  We also maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
 WITH THE PROSPECTUS OF THE FUND
 FOR FUTURE REFERENCE.